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                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in Form 8-K dated June 11, 1999 of Chittenden Corporation of our report dated January 21, 1997 on our audit of the consolidated financial statements of Vermont Financial Services Corp. for the year ended December 31, 1996 which report is included in the 1998 Form 10-K of Vermont Financial Services Corp.





PRICEWATERHOUSECOOPERS LLP

Hartford, Connecticut
June 11,1999




















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